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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



              DATE OF REPORT                                MAY 7, 1997
   (DATE OF EARLIEST EVENT REPORTED)

                             CRYSTAL OIL COMPANY
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         COMMISSION FILE NUMBER 1-8715




       LOUISIANA                                         72-0163810
(STATE OR OTHER JURISDICTION                (I.R.S. EMPLOYER IDENTIFICATION NO.)
     OF INCORPORATION)


229 MILAM STREET, SHREVEPORT, LOUISIANA                     71101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (318) 222-7791


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ITEM 5.  OTHER EVENTS

       On May 7, 1997, a subsidiary of Crystal Oil Company (the "Company") entered into an agreement with Sawyer Energy, Inc. ("Sawyer") to acquire from Sawyer various proved producing and undeveloped reserves in the Bethany-Longstreet and Holly Fields in DeSoto Parish, Louisiana (the "Acquisition") for a total cash purchase price of $12 million. The Acquisition has an effective date of March 1, 1997, and the purchase price is subject to adjustment for production and operating expenses from such date. The Company currently contemplates drilling approximately 20 wells in the fields over the next three years to supplement the fields' 16 existing, producing wells. The Acquisition is subject to various conditions, including completion of title and environmental reviews. The Company currently anticipates that the Acquisition will close by of May 1997.

       The Company currently anticipates funding the Acquisition and the future capital expenditures relating thereto through a combination of a forward sale of production and the establishment of various hedge positions. The Company may, however, utilize a portion of its existing cash for the Acquisition.

       Jerry R. Sawyer, the President and a principal shareholder of Sawyer, is the father-in-law of J. A. Ballew, Senior Vice President, Treasurer and Chief Financial Officer of the Company. The purchase price for the Acquisition was determined based on negotiations following a bid procedure, reflects what the Company believes to be a fair price to the Company and was determined on an arms'-length basis. The ownership interest in the properties being sold to the Company by Sawyer is approximately 12% of the total interest being acquired.
In addition, it is anticipated that Mr. Sawyer will act as a consultant to the Company for reasonable and standard compensation. Sawyer will also provide certain transitional services to the Company at customary rates.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits.

       2.1 Asset Purchase Agreement dated May 7, 1997, by and between Sawyer Energy, Inc. et al., as Seller, and Crystal Gas, L.L.C., as Buyer (Incorporated by reference to Exhibit 2 to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1997.).

       99.1    Press Release of the Company dated May 8, 1997.





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CRYSTAL OIL COMPANY



Dated: May 20, 1997                          /s/    J. A. BALLEW
                                             --------------------------------
                                                    J. A. Ballew
                                             Senior Vice President, Treasurer
                                                and Chief Financial Officer












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                              CRYSTAL OIL COMPANY

                                 EXHIBIT INDEX

2.1 Asset Purchase Agreement dated May 7, 1997, by and between Sawyer Energy, Inc. et al., as Seller, and Crystal Gas, L.L.C., as Buyer (Incorporated by reference to Exhibit 2 to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1997.).

*99.1    Press Release of the Company dated May 8, 1997.

_______________________
*  Filed herewith.














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